Exhibit 31.1

CERTIFICATION

I, Nicolas Finazzo, certify that:

1.    I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of AerSale Corporation; and

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

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Date: March 22, 2023	By:	/s/ Nicolas Finazzo
Nicolas Finazzo
Chief Executive Officer
(principal executive officer)